                                                                    EXHIBIT 10.7

                               MMC NETWORKS, INC.



                            SERIES B PREFERRED STOCK
                               PURCHASE AGREEMENT

                                  dated as of
                               November 16, 1995

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1 - Authorization and Sale of Preferred Stock                        1

      1.1   Authorization................................................    1
      1.2   Sale of Series B Preferred...................................    1
      1.3   Sale of Additional Series B Preferred........................    1

SECTION 2 - Closing Date; Delivery                                           1

      2.1   First Closing Date...........................................    1
      2.2   Delivery.....................................................    2
      2.3   Subsequent Closings..........................................    2

SECTION 3 - Representations and Warranties of the Company                    2

      3.1   Organization and Standing; Articles and Bylaws...............    2
      3.2   Corporate Power..............................................    2
      3.3   Subsidiaries.................................................    3
      3.4   Capitalization...............................................    3
      3.5   Authorization................................................    3
      3.6   Title to Properties and Assets; Liens, etc...................    3
      3.7   Financial Statements.........................................    3
      3.8   Patents, Trademarks, etc.....................................    4
      3.9   Material Contracts and Commitments...........................    4
     3.10   Compliance with Other Instruments, None Burdensome, etc......    4
     3.11   Litigation, etc..............................................    5
     3.12   Employees....................................................    5
     3.13   Employee Agreements..........................................    5
     3.14   Registration Rights..........................................    5
     3.15   Governmental Consent, etc....................................    5
     3.16   Disclosure...................................................    6
     3.17   Brokers or Finders...........................................    6
     3.18   Qualified Small Business Stock...............................    6
     3.19   Returns and Complaints.......................................    6
     3.20   Agreements; Action...........................................    6
     3.21   Related-Party Transactions...................................    7
     3.22   Permits......................................................    7
     3.23   Environmental and Safety Laws................................    7
     3.24   Manufacturing and Marketing Rights...........................    8
     3.25   Changes......................................................    8

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----
     3.26   Employee Benefit Plans.......................................    9
     3.27   Tax Returns, Payments and Elections..........................    9
     3.28   Insurance....................................................    9
     3.29   Minute Books.................................................    9
     3.30   Labor Agreements and Actions.................................    9
     3.31   Real Property Holding Company................................   10

SECTION 4 - Representations and Warranties of the Purchasers                10

      4.1   Investment Representations and Covenants of the Purchasers...   10
      4.2   No Public Market.............................................   12
      4.3   Receipt of Information.......................................   12
      4.4   Financial Statements.........................................   12

SECTION 5 - Conditions to Closing of Purchasers                             12

      5.1   Representations and Warranties Correct.......................   13
      5.2   Covenants....................................................   13
      5.3   Opinion of Company's Counsel.................................   13
      5.4   Compliance Certificate.......................................   13
      5.5   Blue Sky.....................................................   13
      5.6   Board of Directors...........................................   13
      5.7   Restated Articles............................................   13
      5.8   Proprietary Information Agreements...........................   13
      5.9   Secretary's Certificate......................................   13
     5.10   Stock Certificates...........................................   13
     5.11   No Material Adverse Change...................................   14
     5.12   Co-Sale Agreement............................................   14
     5.13   Voting Agreement.............................................   14
     5.14   Shareholder Rights Agreement.................................   14

SECTION 6 - Conditions to Closing of Company                                14

      6.1   Representations..............................................   14
      6.2   Blue Sky.....................................................   14
      6.3   Restated Articles............................................   14

                               TABLE OF CONTENTS
                                  (continued)

                                                                           Page
                                                                           ----
SECTION 7 - Miscellaneous.................................................  14

     7.1   Governing Law..................................................  14
     7.2   Survival.......................................................  14
     7.3   Successors and Assigns.........................................  14
     7.4   Entire Agreement; Amendment....................................  15
     7.5   Notices, etc...................................................  15
     7.6   Delays or Omissions............................................  15
     7.7   California Corporate Securities Law............................  15
     7.8   Expenses.......................................................  16
     7.9   Counterparts...................................................  16
    7.10   Severability...................................................  16
    7.11   Gender.........................................................  16

EXHIBITS

     A.   Schedule of Purchasers

     B.   Amended and Restated Articles of Incorporation

     C.   Exceptions to Representations and Warranties of the Company

     D.   First Amended and Restated Shareholder Rights Agreement

     E.   Proprietary Information Agreement

     F.   Form of Opinion of Wilson, Sonsini, Goodrich & Rosati

     G.   Form of First Amended and Restated Co-Sale Agreement

     H.   Form of First Amended and Restated Voting Agreement

                              MMC NETWORKS, INC.

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT


     This Agreement is made as of November 16, 1995, among MMC Networks, Inc., a California corporation (the "Company"), with its principal office at 2855 Kifer Road, Suite 200, Santa Clara, California 95051, and the persons and entities listed on the Schedule of Purchasers attached as Exhibit A hereto (the "Purchasers").


                                   SECTION 1

                   Authorization and Sale of Preferred Stock
                   -----------------------------------------

     1.1  Authorization.  The Company has authorized the sale and issuance of up
          -------------
to 1,362,258 shares of its Series B Preferred Stock ("Series B Preferred"), having the rights, restrictions, privileges and preferences as set forth in the Company's Amended and Restated Articles of Incorporation in the form attached to this Agreement as Exhibit B (the "Restated Articles").

     1.2  Sale of Series B Preferred.  Subject to the terms and conditions
          --------------------------
hereof, the Company will issue and sell to the Purchasers, and the Purchasers will buy from the Company, the number of shares (the "Shares") of Series B Preferred specified opposite each Purchaser's name on the Schedule of Purchasers, at a cash purchase price of $5.30 per share. The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Series B Preferred to each of the Purchasers are separate sales.

     1.3  Sale of Additional Series B Preferred.  The Company shall have until
          -------------------------------------
November 30, 1995, to sell any shares of Series B Preferred not sold at the First Closing at the cash purchase price of $5.30 per share. Any such shares sold after the First Closing are referred to herein as "Additional Shares." The Additional Shares shall be considered "Shares" and the purchasers of such Additional Shares (the "Additional Purchasers") shall be considered "Purchasers" for purposes of this Agreement, and shall have the same rights and obligations as if they had purchased their shares pursuant to this Agreement at the First Closing. The maximum number of shares of Series B Preferred the Company may sell hereunder is 1,362,258.


                                   SECTION 2

                             Closing Date; Delivery
                             ----------------------

     2.1  First Closing Date.  The first closing of the purchase and sale of the
          ------------------
Series B Preferred hereunder (the "First Closing") shall be held at 3:00 p.m. on November 16, 1995, or on such later date or dates as the Company and the Purchasers may agree to (the date of such Closing being referred to as the "First Closing Date"). The place of the First Closing (including the place of delivery to the Purchasers by the Company of the certificates evidencing all shares of Series B Preferred being purchased and the place of payment to the Company by the Purchasers of the purchase price therefor) shall be at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050, or such other place as the Purchasers and the Company may mutually agree. The date of any closing of the transactions contemplated by this Agreement is sometimes also referred to herein as the "Closing Date."

     2.2  Delivery.  At the First Closing, the Company will deliver to each
          --------
Purchaser a certificate or certificates representing the number of Shares designated in column 3 of the Schedule of Purchasers to be purchased by each Purchaser, against payment of the purchase price therefor, by check or wire transfer payable to the Company, in the amount specified in column 2 of the Schedule of Purchasers.

     2.3  Subsequent Closings.  The purchase and sale of any Additional Shares
          -------------------
shall be held at a time and place to be agreed upon by the Company and the Additional Purchasers purchasing at such closing (a "Subsequent Closing"), but no later than November 30, 1995. At each Subsequent Closing, the Company shall deliver to each Additional Purchaser purchasing at such closing the certificates representing the Additional Shares that such Additional Purchaser is purchasing against delivery to the Company by such Additional Purchaser of the purchase price therefor by check or wire transfer payable to the Company, in the amount specified on the Schedule of Purchasers. The Company and each Additional Purchaser shall execute and deliver signature pages to this Agreement.


                                   SECTION 3

                 Representations and Warranties of the Company
                 ---------------------------------------------

     Except as set forth on Exhibit C attached hereto, the Company hereby represents and warrants to each Purchaser as follows:

     3.1  Organization and Standing; Articles and Bylaws.  The Company is a
          ----------------------------------------------
corporation duly organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is not qualified to do business as a foreign corporation in any jurisdiction and such qualification is not presently required.

     3.2  Corporate Power.  The Company will have at each Closing Date all
          ---------------
requisite legal and corporate power to execute and deliver this Agreement and the First Amended and Restated Shareholder Rights Agreement attached hereto as Exhibit D (the "Shareholder Rights Agreement"), the First Amended and Restated Co-Sale Agreement attached hereto as Exhibit G (the "Co-Sale Agreement") and the First Amended and Restated Voting Agreement attached hereto as Exhibit H (the "Voting Agreement"), to sell and issue the Shares hereunder, to issue the Common Stock issuable upon conversion of the Series B Preferred and to carry out and perform its obligations under the terms of this Agreement and the Shareholder Rights Agreement.

     3.3  Subsidiaries.  The Company has no subsidiaries or affiliated companies
          ------------
and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

     3.4  Capitalization.  The authorized capital stock of the Company consists
          --------------
of 20,000,000 shares of Common Stock, of which 3,454,950 shares are issued and outstanding, 3,126,000 shares of Series A Preferred, of which 3,085,000 shares are issued and outstanding and 1,362,258 shares of Series B Preferred, none of which has been or will be issued or outstanding prior to the First Closing. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has reserved (i) 1,362,258 shares of Series B Preferred for issuance hereunder, (ii) sufficient shares of Common Stock for issuance upon conversion of the Shares, (iii) sufficient shares of Common Stock for issuance upon conversion of the Series A Preferred and (iv) 608,937 shares of Common Stock for issuance to employees. The Series B Preferred shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles. There are warrants outstanding to purchase 41,000 shares of Series A Preferred. Except as set forth above and in the Shareholder Rights Agreement, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company. All outstanding Common Stock was issued in compliance with all federal and state securities laws. Assuming the accuracy of each Purchaser's representations in Section 4 below, upon issuance the Shares will have been issued in compliance with all federal and state securities laws.

     3.5  Authorization.  All corporate action on the part of the Company, its
          -------------
directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Shareholder Rights Agreement by the Company, the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations hereunder and thereunder has been taken or will be taken prior to the First Closing. This Agreement and the Shareholder Rights Agreement, when executed and delivered by the Company, shall constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and the Common Stock issuable upon conversion of the Shares has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Restated Articles, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances.

     3.6  Title to Properties and Assets; Liens, etc.  The Company has good and
          ------------------------------------------
marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

     3.7  Financial Statements.  The Company has delivered to the Purchasers a
          --------------------
copy of the Company's audited financial statements for the year ended December 31, 1994 and unaudited financial statements for the nine months ended September 30, 1995 (the "Financial Statements"). Such Financial Statements have been prepared in good faith and present fairly the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, and reflect all material liabilities, contingent or otherwise, at the date thereof, subject where appropriate to normal year-end adjustments.

     3.8  Patents, Trademarks, etc.  The Company owns or has the right, or prior
          -------------------------
to the First Closing will own or have the right, to use, free and clear of all liens, charges, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights necessary to its business as now conducted or proposed to be conducted, and is not infringing upon or otherwise acting adversely to the right or claimed right of, to the best of its knowledge, any person under or with respect to any of the foregoing. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as proposed, would violate any patent, trademark, service mark, trade name, copyright or trade secret or other proprietary right of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, the Shareholder Rights Agreement, the Voting Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

     3.9  Material Contracts and Commitments.  All the material contracts,
          ----------------------------------
agreements and instruments to which the Company is a party or by which it is bound which involve obligations of, or payments to, the Company in excess of $5,000, and all agreements between the Company and its officers, directors, employees and consultants (the "Material Agreements") are valid, binding and in full force and effect in all material respects, and are valid, binding and enforceable by the Company in accordance with their respective terms. The Company is not in breach of its obligations under the Material Agreements in accordance with the terms thereof. The Material Agreements are listed in Exhibit C hereto. To the best of the Company's knowledge, no other party to any
---------
of the Material Agreements is in default thereunder.

     3.10 Compliance with Other Instruments, None Burdensome, etc.  The Company
          --------------------------------------------------------
is not in violation of any term of the Restated Articles of Incorporation or By-Laws, or in any material respect of any term or provision of any material mortgage, indenture, contract, indebtedness, lease, agree ment, instrument, judgment or decree. The Company, to the best of its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company, which violation reasonably would be expected to have a material adverse effect on the Company's business. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares and the Common Stock issuable upon conversion of the Shares, have not resulted and will not result in any violation of, or conflict with, or constitute a default under, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default or event which, with the passage of time or giving of notice or both, would constitute a violation or default which materially and adversely affects the business of the Company or any of its properties or assets.

     3.11 Litigation, etc.  There are no actions, suits, proceedings or
          ----------------
investigations pending against the Company or its properties before any court or governmental agency (nor, to the best of the Company's knowledge, is there any basis therefor or written threat thereof). The foregoing includes, to the best of the Company's knowledge, actions pending or threatened in writing (or any basis therefor) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.
There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intents to initiate.

     3.12 Employees.  To the best of the Company's knowledge, no employee of the
          ---------
Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. The Company does not have any collective bargaining agreements covering any of its employees.

     3.13 Employee Agreements.  Each director, consultant and person presently
          -------------------
employed by the Company has executed (or will execute by the First Closing Date) a Proprietary Information Agreement in the form of Exhibit E attached hereto. Such Proprietary Information Agreements, when executed and delivered by the Company and such persons, shall constitute valid and binding obligations of the Company and, to the best of the Company's knowledge, such other persons. To the best of the Company's knowledge, neither the execution or delivery of such agreements, nor the carrying on of the Company's business as employees by such persons, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any of such persons is now obligated.

     3.14 Registration Rights.  Except as set forth in the Shareholder Rights
          -------------------
Agreement, the Company is not currently under any obligation to register under the Securities Act of 1933 any of its presently outstanding securities or any of its securities which may hereafter be issued.

     3.15 Governmental Consent, etc.  No consent, approval or authorization of,
          --------------------------
or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement and the Shareholder Rights Agreement, or the offer, sale or issuance of the Series B Preferred (and the Common Stock issuable upon conversion of the Series B Preferred), or the consummation of any other transaction contemplated hereby, except (a) filing of the Restated Articles in the office of the Secretary of State of the State of California, and (b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Series B Preferred (and the Common Stock issuable upon conversion of the Series B Preferred) under the California Corporate Securities Law of 1968, as amended, and other applicable Blue Sky laws, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.

     3.16 Disclosure.  No statement by the Company contained in this Agreement
          ----------
and the exhibits attached hereto and any written statement or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     3.17 Brokers or Finders.  The Company has not incurred, and will not incur,
          ------------------
directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.18 Qualified Small Business Stock.  To the best of the Company's
          ------------------------------
knowledge, the Shares will constitute "qualified small business stock" within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), as of the date of issuance.

     3.19 Returns and Complaints.  The Company has received no customer
          ----------------------
complaints concerning its products and/or services, nor has it had any of its products returned by a purchaser thereof, other than minor, nonrecurring warranty problems.

     3.20 Agreements; Action.
          ------------------

          (a) Except for agreements explicitly contemplated hereby and by the Shareholder Rights Agreement, the Voting Agreement and the First Amended and Restated Co-Sale Agreement between the Company and certain investors (the "Co-Sale Agreement"), there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

          (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve indemnification by the Company with respect to infringements of proprietary rights.

          (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $5,000 or, in the case of indebtedness and/or liabilities individually less than $5,000, in excess of $10,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or

(iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          (e) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Articles or Bylaws, which adversely affects its business as now conducted or as proposed to be conducted, its properties, or its financial condition.

          (f) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company in a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

     3.21 Related-Party Transactions.  No employee, officer, or director of the
          --------------------------
Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any contract with the Company.

     3.22 Permits.  The Company has all franchises, permits, licenses, and any
          -------
similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default, in any material respect, under any of such franchises, permits, licenses, or other similar authority.

     3.23 Environmental and Safety Laws.  The Company is not in violation of any
          -----------------------------
applicable statute, law, or regulation relating to the environmental or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

     3.24 Manufacturing and Marketing Rights.  The Company has not granted
          ----------------------------------
rights to manufacture, produce, assemble, license, market, or sell its products to any other person, and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products.

     3.25 Changes.  Since September 30, 1995 there has not been:
          -------

          (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

          (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (c) any waiver by the Company of a valuable right or of a material debt owed to it;

          (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (e) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

          (f) any material change in any compensation arrangement or agreement with any employee;

          (g) any resignation or termination of employment of any officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

          (h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

          (i) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

          (j) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

          (k) to the best of the Company's knowledge, any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted); or

          (l) any agreement or commitment by the Company to do any of the things described in this Section 3.25.

     3.26 Employee Benefit Plans.  The Company does not have any Employee
          ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

     3.27 Tax Returns, Payments and Elections.  The Company has filed all tax
          -----------------------------------
returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Code, to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

     3.28 Insurance.  The Company has in full force and effect fire and casualty
          ---------
insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles), to allow it to replace any of its properties that might be damaged or destroyed; and the Company has insurance against other hazards, risks and liabilities to persons and properties to the extent and in the manner customary for companies in similar businesses similarly situated.

     3.29 Minute Books.  The minute books of the Company provided to the
          ------------
Purchasers contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all respects.

     3.30 Labor Agreements and Actions.  The Company is not bound by or subject
          ----------------------------
to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

     3.31 Real Property Holding Company.  The Company is not a real property
          -----------------------------
holding company within the meaning of the Code Section 897.


                                   SECTION 4

                Representations and Warranties of the Purchasers
                ------------------------------------------------

     Each Purchaser hereby represents and warrants to the Company with respect to its purchase of the Shares as follows:

     4.1  Investment Representations and Covenants of the Purchasers.
          ----------------------------------------------------------

          (a) This Agreement is made by the Company with each Purchaser in reliance upon such Purchaser's representations and covenants made in this
Section 4, which by its execution of this Agreement each Purchaser hereby confirms. Each Purchaser represents that the Shares to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same. Each Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares or any Common Stock acquired on conversion thereof.

          (b) Each Purchaser understands and acknowledges that the offering of the Shares pursuant to this Agreement will not, and any issuance of Common Stock on conversion thereof may not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on the Purchasers' representations set forth herein.

          (c) Each Purchaser covenants that in no event will it make any disposition of any of the Shares, or any Common Stock acquired upon the conversion thereof, except in accordance with Section 4 of the Shareholder Rights Agreement.

          (d) Each Purchaser represents that it is experienced in evaluating recently organized, high technology companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

          (e) Each Purchaser acknowledges and understands that the Shares, and any Common Stock acquired upon the conversion thereof, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that, except as otherwise provided in the Shareholder Rights Agreement, the Company is under no obligation to register either the Shares or Common Stock.

          (f) Each Purchaser acknowledges that it is familiar with Rule 144 promulgated under the Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Each Purchaser understands that before the Shares, or any Common Stock issued upon conversion thereof, may be sold under Rule 144, the following conditions must be fulfilled, except as otherwise described below: (i) certain public information about the Company must be available, (ii) the sale must occur at least two years after the later of the date the Shares were sold by the Company or the date they were sold by an affiliate of the Company, (iii) the sale must be made in a broker's transaction and (iv) the number of Shares sold must not exceed certain volume limitations. If, however, the sale occurs at least three years after the Shares were sold by the Company or an affiliate of the Company, and if the Purchaser is not an affiliate of the Company, the foregoing conditions will not apply. Each Purchaser understands that the current information referred to above is not now available and the Company has no present plans to make such information available.

          (g) Each Purchaser acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock. Each Purchaser understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (h) Each Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, it will sell, transfer, or otherwise dispose of the Shares and any Common Stock issued on conversion thereof only in a manner consistent with its representations and covenants set forth in this Section 4. In connection therewith each Purchaser acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth in this Section 4 and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

          (i) Each Purchaser represents that one or more of the following criteria are applicable to such Purchaser:

                (1) The Purchaser is a director or executive officer of the Company; or

                (2) The Purchaser is a natural person who has a net worth or joint net worth with the Purchaser's spouse exceeding $1,000,000 at the time of purchase; or

                (3) The Purchaser is a natural person who had an individual income in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year; or

                (4) The Purchaser is either (i) a bank as defined in section 3(a)(2) of the Securities Act, whether acting in its individual capacity or fiduciary capacity as trustee, (ii) an insurance company as defined in section 2(13) of the Securities Act, (iii) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of such Act, (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; or

               (5) The Purchaser is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; or

               (6) The Purchaser is any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares with total assets in excess of $5,000,000; or

               (7) The Purchaser is a corporation, partnership or trust, and each and every equity owner of such entity certifies that it meets the qualifications set forth in (1), (2), (3), (4), (5) or (6) above.

     4.2  No Public Market.  Each Purchaser understands that no public market
          ----------------
now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Shares.

     4.3  Receipt of Information.  Each Purchaser has received and reviewed this
          ----------------------
Agreement and all Exhibits thereto, and the Financial Statements; it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of, the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain all information it or they believe necessary or appropriate to verify the accuracy of the Financial Statements and to evaluate the suitability of an investment in the Series B Preferred; and, in evaluating the suitability of an investment in the Series B Preferred, it and they have not relied upon any representations or other information (whether oral or written) other than as set forth in the documents and answers referred to above. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 3 of this Agreement or the right of the Purchasers to rely thereon.

     4.4  Financial Statements.  Each Purchaser acknowledges that the Financial
          --------------------
Statements are not necessarily indicative of results to be expected for the present, or any future, fiscal period.


                                   SECTION 5

                      Conditions to Closing of Purchasers
                      -----------------------------------

     The Purchasers' obligations to purchase the Shares at the First Closing and any Subsequent Closing are, at the option of each Purchaser, subject to the fulfillment on or prior to the applicable Closing Date of the following conditions:

     5.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the applicable Closing Date with the same force and effect as if they had been made on and as of said date.

     5.2  Covenants.  All covenants, agreements and conditions contained in this
          ---------
Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3  Opinion of Company's Counsel.  The Purchasers shall have received from
          ----------------------------
Wilson, Sonsini, Goodrich & Rosati, counsel to the Company, an opinion addressed to them, dated the Closing Date, in substantially the form of Exhibit F.

     5.4  Compliance Certificate.  The Company shall have delivered to the
          ----------------------
Purchasers a certificate executed by the President of the Company, dated the Closing Date, and certifying to the fulfillment of the conditions specified in this Section 5, and that he has made, or caused to be made, such investigations as he deemed necessary in order to permit him to verify the accuracy of the information set forth in such certificate.

     5.5  Blue Sky.  The Company shall have obtained all necessary Blue Sky law
          --------
permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion of the Series B Preferred.

     5.6  Board of Directors.  On or before the First Closing, the Bylaws of the
          ------------------
Company shall provide for a variable Board of Directors with a minimum of four
(4) directors and a maximum of six (6) directors, with the exact number set at four (5). The Board of Directors shall at the First Closing consist of P.K. Dubey, Irwin Federman, Andy Rappaport, Amos Wilnai, and Geoffrey Y. Yang.

     5.7  Restated Articles.  The Restated Articles shall have been filed with
          -----------------
the Secretary of State of the State of California.

     5.8  Proprietary Information Agreements.  Each person presently employed by
          ----------------------------------
the Company shall have executed a Proprietary Information Agreement in the form of Exhibit E hereto.

     5.9  Secretary's Certificate.  The Company shall have delivered to the
          -----------------------
Purchaser's special counsel a certificate executed by the Secretary of the Company, dated as of the Closing, certifying the following matters: (i) Resolutions adopted by the Company's Board of Directors and Shareholders relating to the transactions contemplated by this Agreement; (ii) Bylaws of the Company; and (iii) incumbency of officers of the Company.

     5.10 Stock Certificates.  The Company shall have delivered to each
          ------------------
Purchaser a certificate for the number of shares of Series B Preferred set forth opposite such Purchaser's name on the Schedule of Purchasers.

     5.11 No Material Adverse Change.  There shall have been no material adverse
          --------------------------
change in the Company's business or financial condition.

     5.12 Co-Sale Agreement.  The Purchasers and each of Amos Wilnai and Alex
          -----------------
Joffe shall have entered into the Co-Sale Agreement in substantially the form attached hereto as Exhibit G.

     5.13 Voting Agreement.  The Purchasers and each of Amos Wilnai and Alex
          ----------------
Joffe shall have entered into the Voting Agreement in substantially the form attached hereto as Exhibit H.

     5.14 Shareholder Rights Agreement.  The Purchasers, the Company and each of
          ----------------------------
Amos Wilnai and Alex Joffe shall have entered into the Shareholder Rights Agreement in substantially the form attached hereto as Exhibit D.


                                   SECTION 6

                        Conditions to Closing of Company
                        --------------------------------

     The Company's obligation to sell and issue the Series B Preferred at the Closing is, at the option of the Company, subject to the fulfillment of the following conditions:

     6.1  Representations.  The representations made by the Purchasers in
          ---------------
Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

     6.2  Blue Sky.  The Company shall have obtained all necessary Blue Sky Law
          --------
permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion of the Series B Preferred.

     6.3  Restated Articles.  The Restated Articles shall have been filed with
          -----------------
the Secretary of State of the State of California.


                                   SECTION 7

                                 Miscellaneous
                                 -------------

     7.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California, without giving effect to the conflicts of laws principles thereof.

     7.2  Survival.  The representations, warranties, covenants, and agreements
          --------
made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby.

     7.3  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that the rights of a Purchaser to purchase Shares shall not be assignable without the written consent of the Company.

     7.4  Entire Agreement; Amendment.  This Agreement and the other documents
          ---------------------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought; provided, however, that holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock and (whether or not converted) not resold to the public may waive or amend, on behalf of all Purchasers, any provisions hereof benefiting Purchasers in respect of the Shares.

     7.5  Notices, etc.  All notices and other communications required or
          -------------
permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, at such Purchaser's address set forth in Exhibit A, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers.

     7.6  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     7.7  California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH
          -----------------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.

                                      -15

     7.8  Expenses.  The Company and the Purchasers shall each bear their own
          --------
expenses and legal fees with respect to this Agreement and the transactions contemplated hereby; except that, assuming a successful completion of the offering the Company will pay at the First Closing the reasonable legal fees (up to a maximum of $7,500) and reasonable expenses upon receipt of a bill therefor of special counsel to the Purchasers.

     7.9  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     7.10 Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     7.11 Gender.  The use of the neuter gender herein shall be deemed to
          ------
include the feminine and the masculine gender, if the context so requires.

     The foregoing agreement is hereby executed as of the date first above written.


"COMPANY"                      MMC NETWORKS, INC.,
                               a California corporation


                               By: /s/ P. K. Dubey
                                  ---------------------------------------------
                                   P. K. Dubey, President


"PURCHASERS"                   KLEINER PERKINS CAUFIELD & BYERS VII

                               By: KPCB VII Associates, its General Partner

                               By: /s/ [SIGNATURE]
                                  ---------------------------------------------

                               Title: General Partner
                                     ------------------------------------------

                               KPCB VII FOUNDERS FUND

                               By: KPCB VII Associates, its General Partner

                               By: /s/ [SIGNATURE]
                                  ---------------------------------------------

                               Title: General Partner
                                     ------------------------------------------

                               KPCB INFORMATION SCIENCES ZAIBATSU FUNDS II

                               By: KPCB VII Associates, its General Partner

                               By: /s/ [SIGNATURE]
                                  ---------------------------------------------

                               Title: General Partner
                                     ------------------------------------------

                               JAPAN ASSOCIATED FINANCE CO., LTD.

                               By: /s/ Masaki Yoshida
                                  ---------------------------------------------
                               Name:  Masaki Yoshida

                               Title:  President

                               JAFCO G-5 INVESTMENT ENTERPRISE
                               PARTNERSHIP

                               By: /s/ Masaki Yoshida
                                  ---------------------------------------------
                               Name:  Masaki Yoshida

                               Title:  President
                                       Japan Associated Finance Co., Ltd.
                                       Its Executive Partner

                               U.S. INFORMATION TECHNOLOGY INVESTMENT ENTERPRISE PARTNERSHIP

                               By: /s/ Masaki Yoshida
                                  ---------------------------------------------
                               Name:  Masaki Yoshida

                               Title:  President
                                       Japan Associated Finance Co., Ltd.
                                       Its Executive Partner

                               INSTITUTIONAL VENTURE PARTNERS VI, L.P.

                               By Its General Partner
                               Institutional Venture Management VI

                               By: /s/ Geoffrey Y. Yang
                                  ---------------------------------------------
                                   Geoffrey Y. Yang, General Partner

                               INSTITUTIONAL VENTURE MANAGEMENT VI,   L.P.

                               By: /s/ Geoffrey Y. Yang
                                  ---------------------------------------------
                                   Geoffrey Y. Yang, General Partner

                               IVP FOUNDERS FUND I, L.P.

                               By Its General Partner
                               Institutional Venture Management VI

                               By: /s/ Geoffrey Y. Yang
                                  ---------------------------------------------
                                   Geoffrey Y. Yang, General Partner


                               U.S. VENTURE PARTNERS IV, L.P.

                               By Its General Partner
                               Presidio Management Group IV, L.P.

                               By: /s/ Michael P. Maher
                                  ---------------------------------------------
                                  General Partner


                               USVP ENTREPRENEUR PARTNERS II, L.P.
                               A Delaware Limited Partnership

                               By Its General Partner
                               Presidio Management Group IV, L.P.

                               By: /s/ Michael P. Maher
                                  ---------------------------------------------
                                  General Partner


                               SECOND VENTURES II, L.P.

                               By Its General Partner
                               Presidio Management Group IV, L.P.

                               By: /s/ Michael P. Maher
                                  ---------------------------------------------
                                  General Partner


                               STANFORD UNIVERSITY

                               By: /s/ Carol Gilmer
                                  ---------------------------------------------

                               Title: Assistant Secretary, The Board of
                                      Trustees of the Leland Stanford
                                      Junior University

                               WS INVESTMENT COMPANY 95B


                               By: /s/ Robert T. Clarkson
                                  ---------------------------------------------

                               Title: Partner
                                     ------------------------------------------

                               /s/ Robert T. Clarkson
                               ------------------------------------------------
                               Robert T. Clarkson

                               /s/ Larry W. Sonsini
                               ------------------------------------------------
                               Larry W. Sonsini

                               /s/ John Marren
                               ------------------------------------------------
                               John Marren

                               /s/ G. Arjavalingam
                               ------------------------------------------------
                               G. Arjavalingam

                               /s/ Timothy M. Haley
                               ------------------------------------------------
                               Timothy M. Haley

                               /s/ Neal Douglas
                               ------------------------------------------------
                               Neal Douglas

                                   EXHIBIT A

                             SCHEDULE OF PURCHASERS

                                             Aggregate        Number
   Name and Address of Purchaser           Purchase Price    of Shares
------------------------------------       --------------    ---------

Kleiner Perkins Caufield & Byers VII         2,110,587.20       398,224
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VII Founders Fund                         229,410.50        43,285
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Information Sciences                       60,001.30        11,321
Zaibatsu Fund II
2750 Sand Hill Road
Menlo Park, CA 94025

Japan Associated Finance Co., Ltd.              55,999.80        10,566
Toshiba Bldg. 10F
1-1-1, Shibaura, Minato-Ku
Tokyo, Japan 105

JAFCO G-5 Investment Enterprise                223,999.20        42,264
 Partnership
Toshiba Bldg. 10F
1-1-1, Shibaura, Minato-Ku
Tokyo, Japan 105

U.S. Information Technology Investment       1,119,996.00       211,320
  Enterprise Partnership
Toshiba Bldg. 10F
1-1-1, Shibaura, Minato-Ku
Tokyo, Japan 105

Institutional Venture Partners VI, L.P.      1,504,002.20       283,774
3000 Sand Hill Road
Bldg. 2, Suite 290
Menlo Park, CA  94025

Institutional Venture Management VI,            32,001.40         6,038
 L.P.
3000 Sand Hill Road
Bldg. 2, Suite 290
Menlo Park, CA  94025

                                             Aggregate        Number
   Name and Address of Purchaser           Purchase Price    of Shares
------------------------------------       --------------    ---------

IVP Founders Fund I, L.P.                       63,997.50        12,075
3000 Sand Hill Road
Bldg. 2, Suite 290
Menlo Park, CA  94025

U.S. Venture Partners IV, L.P.               1,383,999.60       261,132
2180 Sand Hill Road
Suite 300
Menlo Park, CA 94025

Second Ventures II, L.P.                       167,999.40        31,698
2180 Sand Hill Road
Suite 300
Menlo Park, CA 94025

USVP Entrepreneur Partners II, L.P.             48,002.10         9,057
2180 Sand Hill Road
Suite 300
Menlo Park, CA 94025

Stanford University                             49,994.90         9,433
Attention:  Carol Gilmer
2770 Sand Hill Road
Menlo Park, CA  94025

WS Investment Company 95B                       35,997.60         6,792
c/o Robert T. Clarkson
650 Page Mill Road
Palo Alto, CA  94304-1050

Robert T. Clarkson                              11,999.20         2,264
650 Page Mill Road
Palo Alto, CA  94304-1050

Larry W. Sonsini                                11,999.20         2,264
650 Page Mill Road
Palo Alto, CA  94304-1050

John Marren                                     24,994.80         4,716
Alex. Brown & Sons Incorporated
101 California St., 46th Floor
San Francisco, CA  94111

                                             Aggregate        Number
   Name and Address of Purchaser           Purchase Price    of Shares
------------------------------------       --------------    ---------

G. Arjavalingam                                 24,994.80         4,716
Needham & Company, Inc.
445 Park Avenue
New York, NY  10022

Timothy M. Haley                                 9,995.80         1,886
Haley Associates
526 Ramona St.
Palo Alto, CA  94301

Neal M. Douglas                                 49,994.90         9,433
AT&T Ventures
Bldg. 4, Suite 235
3000 Sand Hill Road
Menlo Park, CA  94025

       Total                                $7,219,967.40    $1,362,258
                                            =============    ==========

                                      -3-